As filed with the Securities and Exchange
                 Commission on November 1, 2004

                                                File No.  2-25364
                                                        811-01415

                Securities and Exchange Commission
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 76              X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 39                     X

          ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

        1345 Avenue of the Americas, New York, N.Y. 10105
        (Address of Principal Executive Office) (Zip Code)

                   (800) 221-5672 (Registrant's
              Telephone Number, including Area Code)


                          MARK R. MANLEY
                 Alliance Capital Management L.P.
        1345 Avenue of the Americas, New York, N.Y. 10105
             (Name and address of Agent for Service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

      X   immediately upon filing pursuant to paragraph (b)
     ---
     ___  on (date) pursuant to paragraph (b)
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.


          If appropriate, check the following box:

______This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

             ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND


                            Prospectus

                         November 1, 2004

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

SALES CHARGE REDUCTION PROGRAMS

INVESTING IN THE FUND

     How To Buy Shares
     The Different Share Class Expenses
     Sales Charge Reduction Programs
     CDSC Waivers and Other Programs
     Special Distribution Arrangements for Group Retirement Plans
     The "Pros" and "Cons" of Different Share Classes
     Payments To Financial Advisors and Their Firms
     How To Exchange Shares
     How To Sell or Redeem Shares
     Frequent Purchases and Redemptions of Fund Shares
     How The Fund Values Its Shares

DISTRIBUTION ARRANGEMENTS

GLOSSARY

DESCRIPTION OF THE FUND

     Investment Objective and Principal Policies and Risks
     Description of Additional Investment Practices
     Additional Risk Considerations

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

CONVERSION FEATURE

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                       RISK/RETURN SUMMARY

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     The following is a summary of certain key information about
AllianceBernstein Global Small Cap Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

     A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

     Other important things for you to note:

     o    You may lose money by investing in the Fund.

     o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
          Insurance Corporation or any other government agency.

     ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND

     Objective:

     The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

     Principal Investment Strategies:

     The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

     Principal Risks:

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in small-capitalization companies tend to be more volatile than investments in large-cap or mid-cap companies.

     Performance Table and Bar Chart

     The information below includes a table that shows the Fund's average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

     o    how the Fund's average annual returns, before and (for
          Class A shares) after taxes, for one, five, and 10 years compared to those of a broad-based securities market index; and

     o changes in the Fund's performance from year to year over 10 years.

     The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Performance Table
-----------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)

                                       1 Year   5 Years   10 Years**
                                       ------   -------   ----------

Class A***      Return Before Taxes    33.93%   -2.62%       3.57%

                Return After Taxes
                on Distributions       33.93%   -3.70%       1.01%

                Return After Taxes
                on Distributions and
                Sale of Fund Shares    22.06%   -2.74%       1.61%

Class B         Return Before Taxes    34.74%   -2.54%       3.41%

Class C         Return Before Taxes    37.86%   -2.53%       3.25%

Advisor Class   Return Before Taxes    40.17%   -1.53%       4.30%

MSCI World      (reflects no
Index           deduction for fees,
                expenses, or taxes)    33.76%   -0.39%       7.58%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Advisor Class shares: 10/1/96.
     Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's
     Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***  After-tax Returns:
          -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
          -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
          -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2004, the year-to-date unannualized return for Class A shares was 5.26%.

[The following table was depicted as a bar chart in the printed material.]

                              Calendar Year Ended

94      95      96      97     98     99      00       01      02       03
-----------------------------------------------------------------------------
-4.55   27.18   19.37   8.08   3.56   46.65   -18.09   -25.07  -27.36   39.90

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down 24.43%, 3rd quarter, 2001.

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                  FEES AND EXPENSES OF THE FUND

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                 Class A   Class B    Class C     Advisor
                                 Shares    Shares     Shares      Class
                                 ------    ------     ------      -----
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)    4.25%(a)  None       None        None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is lower)                        None      4.0%(a)*   1.0%(a)**   None

Exchange Fee                     None      None       None        None

--------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Fund, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


* Class B Shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**   For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

                            Operating Expenses
                            ------------------

                                                                 Advisor
                                   Class A   Class B   Class C   Class
                                   -------   -------   -------   -------

Management fees                      .75%       .75%     .75%      .75%
Distribution (12b-1) fees            .30%      1.00%    1.00%      None
Other expenses                      1.76%      1.88%    1.80%     1.75%
                                    -----      -----    -----     -----
Total fund operating expenses(a)    2.81%      3.63%    3.55%     2.50%
                                    =====      =====    =====     =====

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although, your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    Examples
                                    --------

                                                                       Advisor
               Class A   Class B+   Class B++   Class C+   Class C++   Class
               -------   --------   ---------   --------   ---------   -------

After 1  Yr.      $697       $765        $365       $458        $358      $253
After 3  Yrs.   $1,259     $1,312      $1,112     $1,088      $1,088      $779
After 5  Yrs.   $1,846     $1,878      $1,878     $1,840      $1,840    $1,331
After 10 Yrs.   $3,429     $3,708      $3,708     $3,818      $3,818    $2,836

--------

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

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                      INVESTING IN THE FUND

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     This section discusses how to buy, sell or redeem, or
exchange different classes of shares in the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.


     Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Advisors and their Firms."


HOW TO BUY SHARES


Class A, Class B and Class C Shares


     You may purchase the Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.


Purchases Minimums and Maximums


Minimums:*

--Initial:                      $2,500
--Subsequent:                   $   50
--Automatic Investment
Program (monthly):              $  200


*These purchase minimums may not apply to some retirement-related investment programs. Please see "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $200 monthly minimum.


     The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Please see the Fund's SAI for more details.


Maximum Individual Purchase Amount:


--Class A shares                   None
--Class B shares                   $100,000
--Class C shares                   $1,000,000


     Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.


     If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares


     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:


     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;


     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and


     o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.


The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.


Retirement and Employee Benefit Plans


     Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


     o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);


     o    SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;


     o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;


     o    AllianceBernstein-sponsored Coverdell Education Savings
          Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);


     o    AllianceBernstein-sponsored group retirement plans;


     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein Simple IRA plans; and


     o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.


     Class B shares are generally not available to group retirement plans; however, group retirement plans that selected
Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.


     Class C shares are available to:


     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees;
          and


     o group retirement plans with plan assets of less than $1,000,000.


Required Information


     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


     The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.


General


     ABIRM may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES


     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/orCDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

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                    WHAT IS A RULE 12b-1 FEE?


A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of the Prospectus.

-----------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule
12b-1) Fees


     The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                               Distribution and/or Service (Rule
                                12b-1) Fee (as a Percentage of
                              Aggregate Average Daily Net Assets)
                              -----------------------------------

     Class A                                   .30%
     Class B                                  1.00%
     Class C                                  1.00%
     Advisor Class                             None


     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares--Initial Sales Charge Alternative


     You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.


Class B Shares--Deferred Sales Charge Alternative


     You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


     Year Since Purchase             CDSC
     -------------------             ----
     First                           4.0%
     Second                          3.0%
     Third                           2.0%
     Fourth                          1.0%
     Fifth and thereafter            None


     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.


     Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.


Class C Shares--Asset-Based Sales Charge Alternative


     You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


     Class C shares do not convert to any other class of shares of the Fund.

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                   HOW IS THE CDSC CALCULATED?


The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

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Advisor Class Shares--Fee Based Program Alternative


     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.


SALES CHARGE REDUCTION PROGRAMS


     This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


     Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Individual Investors - U.S." and then "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in the Fund's SAI.


Required Shareholder Information and Records


     In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:


     o all of the shareholder's accounts at the Fund or a financial intermediary;


     o any account of the shareholder at another financial intermediary; and


     o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.


                 --------------------------------
                   You Can Reduce Sales Charges
                    When Buying Class A Shares
                 --------------------------------


Breakpoints or Quantity Discounts Offered by the Fund


     The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.


     Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.


     The sales charge schedule of Class A share Quantity
Discounts is as follows:


                                             Initial Sales Charge

                                             as % of
                                               Net      as % of
                                              Amount    Offering
     Amount Purchased                        Invested    Price
     ------------------------------------------------------------
     Up to $100,000........................     4.44%    4.25%
     $100,000 up to $250,000...............     3.36     3.25
     $250,000 up to $500,000...............     2.30     2.25
     $500,000 up to $1,000,000.............     1.78     1.75
     $1,000,000 and above..................     0.00     0.00


Rights of Accumulation


     To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of the Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges


     A shareholder may qualify for a Quantity Discount by
combining purchases of shares of the Fund into a single
"purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein
Mutual Fund, including AllianceBernstein Institutional Funds, by:


     o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain
          CollegeBoundfund accounts;


     o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;


     o    the employee benefit plans of a single employer; or


     o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.


Letter of Intent


     An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.


Other Programs


     Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.


Class A Shares - Sales at NAV


     The Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:


     o    all AllianceBernstein-sponsored group retirement plans;


     o    group retirement plans;


     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


     o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional
          Investment Management division;


     o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;


     o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or


     o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.


CDSC WAIVERS AND OTHER PROGRAMS


-------------------------------------------------
     Here Are Some Ways To Avoid Or Minimize
              Charges On Redemption
-------------------------------------------------


CDSC Waivers


     The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:


     o    permitted exchanges of shares;


     o    following the death or disability of a shareholder;


     o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or


     o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Dividend Reinvestment Program


     Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.


Dividend Direction Plan


     A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).


Reinstatement Privilege


     A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.


Systematic Withdrawal Plan


     The Fund offers a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.


SPECIAL DISTRIBUTION ARRANGEMENTS
FOR GROUP RETIREMENT PLANS


     The Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Fund's SAI. The Plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


     Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein-sponsored group retirement plan terminates the Fund as an investment option, all investments in Class A shares of the Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.


     Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.


THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES


     The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.


     Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.


     Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.


     Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See
"Payments to Financial Advisors and their Firms" below.


Choosing a Class of Shares for Group Retirement Plans


     Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.


Other


     A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.


     You should consult your financial advisor for assistance in choosing a class of Fund shares.


PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS


     Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

-----------------------------------------------------------------

                What is a Financial Intermediary?


A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

-----------------------------------------------------------------

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


     In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


     In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

-----------------------------------------------------------------

Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:


-    upfront sales commissions
-    12b-1 fees
-    additional distribution support
-    defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services


Please read the Prospectus carefully for information on this compensation.

-----------------------------------------------------------------

Other Payments for Distribution Services and Educational Support


     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


     For 2004 ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20,000,000. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


     The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund - Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in the Prospectus.

-----------------------------------------------------------------

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

-----------------------------------------------------------------

     As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


     A.G. Edwards
     AIG SunAmerica
     American Express Financial Advisors
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Citicorp Investment Services
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     ING Advisors Network
     Legg Mason
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     National Financial
     NPH Holdings
     Oppenheimer
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     UBS Financial
     Wachovia Securities
     Wells Fargo
     WM Financial


     Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.


HOW TO EXCHANGE SHARES


     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES


     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or other Financial Advisor


     Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.


Selling Shares Directly to the Fund


By Mail


-- Send a signed letter of instruction or stock power, along with certificates, to:



                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003


--   For certified or overnight deliveries, send to:


                Alliance Global Investor Services
                     8000 IH 10 W, 4th floor
                      San Antonio, TX 78230


-- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone


-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


-- AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's
     NAV, less any applicable CDSC.


-- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.


-- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


     Risks Associated With Excessive or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


     Because the Fund invests in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed as follows, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


     A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage because it invests in, among other things, small cap and relatively illiquid securities.


     Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.


     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


HOW THE FUND VALUES ITS SHARES


     The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

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                             GLOSSARY

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This Prospectus uses the following terms.

Types of Securities
-------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend paying preferred stocks, including floating rate and variable rate instruments.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets at more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule
144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of companies
------------------

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Rating Agencies and Indexes
---------------------------

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit
Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

Other
-----

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

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                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional
          Investment Practices following this section.

     o The description of the Fund's principal risks may include risks described in the Risk/Return Summary above. Additional information about the risks of investing in the Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of the Fund's strategies, investments and risks may be found in the Fund's
          Statement of Additional Information or SAI.

     o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, its investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective

     The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

Principal Policies

     The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

     The Fund also may:

     o invest up to 20% of its total assets in warrants to purchase equity securities;

     o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

     o    purchase or sell forward currency exchange contracts;

     o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

     o make secured loans of portfolio securities of up to 30% of its total assets.

     One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

     The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Principal Risks

     Among the principal risks of investing in the Fund are:

     o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     o Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

     o Foreign Risk This is the risk of investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

     o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments. Investments in foreign securities are subject to this risk.

     o Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable investments in fixed-income securities.


     o Credit Risk This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to investments in fixed-income securities.

     o Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended results.

Description of Additional Investment Practices

     This section describes the Fund's investment practices and the risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

     Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

     A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

     Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


     The Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions.

     Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 10% of its net assets. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund.

     The Fund may not be able to readily sell its investments in securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

     Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     The Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

     Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Warrants. The Fund will invest in warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying security, although the value of a warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a warrant ceases to have value if it is not exercised prior to the expiration date.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The Portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high-quality debt. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.


     Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the Fund monthly on www.alliancebernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings. These policies and procedures are also available at www.alliancebernstein.com.

Additional Risk Considerations

     Investment in the Fund involves the special risk considerations described below.

     Currency Considerations. A substantial portion of the assets of the Fund are invested in securities denominated in foreign securities. The Fund receives a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

     Investment in Smaller, Emerging Companies. The Fund may invest in smaller, emerging companies. The Fund will emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

     U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Investment Adviser

     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2004 totaling approximately $481 billion (of which approximately $164 billion represented assets of investment companies). As of June 30, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
6.9 million shareholder accounts.


     The day-to-day management of and investment decisions for the AllianceBernstein Global Small Cap Growth Fund's portfolio are made by the Adviser's Small Cap Growth and Emerging Market Growth Teams, which are responsible for management of all of the Adviser's Small Cap Growth and Emerging Growth accounts, respectively. The Small Cap Growth and Emerging Market Growth Investment Teams rely heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the respective teams work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's small cap growth and emerging growth accounts, Mr. Edward Baker III, Senior Vice President of ACMC and Mr. Michael Levy, Vice President, Special Equity Portfolios of ACMC, members of the Adviser's Small Cap Growth and Emerging Market Growth Investment Teams, are primarily responsible for day-to-day management of, and have oversight and trading responsibilities for, the Fund's portfolio.



     Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance a fee as a percentage of average daily net assets at an annualized rate of .85% of the Fund's average daily net assets for the fiscal year ended July 31, 2004.


     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Legal Proceedings

     As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.


     On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


     (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;


     (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.


     In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.


     The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.


     In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


     On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.


     Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.


     As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


     Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.


     On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutal fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


     Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin
Complaint were filed against Alliance and certain other defendants, and others may be filed.


     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


Transfer Agency and Retirement Plan Services


     AGIS acts as the transfer agent for the Fund. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

     The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.


     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

     If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. The Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that certain required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

-----------------------------------------------------------------

                        CONVERSION FEATURE

-----------------------------------------------------------------

     As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

     Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

     Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-----------------------------------------------------------------

                       FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                         Income from Investment Operations               Less Dividends and Distributions
                                       -------------------------------------   -----------------------------------------------------
                                                    Net Gains
                                                    or Losses
                                                    on
                                                    Investments                             Distributions
                           Net Asset   Net          (both                      Dividends    in Excess       Tax       Distributions
                           value,      Investment   realized      Total from   from Net     of Net          Return    from
                           Beginning   Income       and           Investment   Investment   Investment      of        Capital
Fiscal Year or Period      of Period   (Loss)(a)    unrealized)   Operations   Income       Income          Capital   Gains
---------------------      ---------   ---------    -----------   ----------   ----------   ----------      -------   -----

Class A

Year ended 7/31/04 .....      $ 6.82    $(.14)(b)   $ 1.62          $ 1.48     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        6.29     (.12)         .65             .53      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        8.74     (.15)       (2.30)          (2.45)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....       15.13     (.15)       (4.51)          (4.66)     0.00            0.00         0.00      0.00
Year ended 7/31/00 .....       11.66     (.16)        3.83            3.67      0.00            0.00         0.00      (.20)

Class B

Year ended 7/31/04 .....      $ 5.88    $(.18)(b)   $ 1.40          $ 1.22     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        5.46     (.15)         .57             .42      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        7.65     (.19)       (2.00)          (2.19)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....       13.59     (.21)       (4.00)          (4.21)     0.00            0.00         0.00      0.00
Year ended 7/31/00 .....       10.57     (.24)        3.46            3.22      0.00            0.00         0.00      (.20)

Class C

Year ended 7/31/04 .....      $ 5.89    $(.17)(b)   $ 1.40          $ 1.23     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        5.48     (.15)         .56             .41      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        7.67     (.19)       (2.00)          (2.19)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....       13.62     (.21)       (4.01)          (4.22)     0.00            0.00         0.00      0.00
Year ended 7/31/00 .....       10.59     (.24)        3.47            3.23      0.00            0.00         0.00      (.20)

Advisor Class

Year ended 7/31/04 .....      $ 6.95    $(.11)(b)   $ 1.65          $ 1.54     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        6.39     (.13)         .69             .56      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        8.86     (.13)       (2.34)          (2.47)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....       15.28     (.11)       (4.58)          (4.69)     0.00            0.00         0.00      0.00
Year ended 7/31/00 .....       11.74     (.12)        3.86            3.74      0.00            0.00         0.00      (.20)


                                 Less Distributions                                              Ratios/Supplemental Data
                                 ------------------                                              ------------------------
                                                                                      Net        Ratio of    Ratio of
                                                                                      Assets,    Expenses    Net Income
                                            Total                                     End of     to          (Loss) to
                            Distributions   Dividends       Net Asset                 Period     Average     Average     Portfolio
                            in Excess of    and             Value, End   Total        (000's     Net         Net         Turnover
Fiscal Year or Period       Capital Gains   Distributions   of Period    Return (d)   omitted)   Assets      Assets      Rate
---------------------       -------------   -------------   ---------    ----------   --------   -------     ------      ---------

Class A

Year ended 7/31/04 ......   $ 0.00               $ 0.00     $ 8.30          21.70%     50,584    2.66%(d)    (1.76)%(b)    93%
Year ended 7/31/03 ......     0.00                 0.00       6.82           8.43      46,972    3.33        (2.09)       105
Year ended 7/31/02 ......     0.00                 0.00       6.29         (28.03)     47,367    2.62        (1.99)        84
Year ended 7/31/01 ......    (1.73)               (1.73)      8.74         (33.85)     74,639    2.14(e)     (1.33)       121
Year ended 7/31/00 ......     0.00                 (.20)     15.13          31.81     120,687    2.02(e)     (1.07)       133

Class B

Year ended 7/31/04 ......   $ 0.00               $ 0.00     $ 7.10          20.75%     16,150    3.47%(d)    (2.58)%(b)    93%
Year ended 7/31/03 ......     0.00                 0.00       5.88           7.69      16,894    4.16        (2.96)       105
Year ended 7/31/02 ......     0.00                 0.00       5.46         (28.63)     19,858    3.42        (2.80)        84
Year ended 7/31/01 ......    (1.73)               (1.73)      7.65         (34.44)     35,500    2.90(e)     (2.10)       121
Year ended 7/31/00 ......     0.00                 (.20)     13.59          30.82      65,097    2.76(e)     (1.82)       133

Class C

Year ended 7/31/04 ......   $ 0.00               $ 0.00     $ 7.12          20.88%    $ 5,256    3.39%(d)    (2.47)%(b)    93%
Year ended 7/31/03 ......     0.00                 0.00       5.89           7.48       4,485    4.09        (2.86)       105
Year ended 7/31/02 ......     0.00                 0.00       5.48         (28.55)      4,393    3.40        (2.78)        84
Year ended 7/31/01 ......    (1.73)               (1.73)      7.67         (34.43)      8,609    2.89(e)     (2.12)       121
Year ended 7/31/00 ......     0.00                 (.20)     13.62          30.86      19,580    2.75(e)     (1.80)       133

Advisor Class

Year ended 7/31/04 ......   $ 0.00               $ 0.00     $ 8.49          22.16%      $ 273    2.31%(d)    (1.35)%(b)    93%
Year ended 7/31/03 ......     0.00                 0.00       6.95           8.76         201    3.02        (1.95)       105
Year ended 7/31/02 ......     0.00                 0.00       6.39         (27.88)        204    2.31        (1.76)        84
Year ended 7/31/01 ......    (1.73)               (1.73)      8.86         (33.71)        797    1.83(e)     (1.03)       121
Year ended 7/31/00 ......     0.00                 (.20)     15.28          32.19         707    1.69(e)      (.76)       133


------------

(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser and
     Transfer Agent.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d) Net of expenses assumed and/or waived or reimbursed. If the Fund had borne all expenses in its most recent five fiscal years its expenses ratios would have been as follows:
                                 2004
                                 ----
     Class A                     3.06%
     Class B                     3.88%
     Class C                     3.80%
     Advisor Class               2.75%
(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses, would have been as follows:
                                  2000                   2001
                                  ----                   ----
     Class A                      2.01%                  2.13%
     Class B                      2.75%                  2.89%
     Class C                      2.74%                  2.88%
     Advisor Class                1.68%                  1.82%

     For more information about the Fund, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

     The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

     The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  Alliance Global Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
          Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com

SEC File No: 811-01415

-----------------------------------------------------------------

Privacy Notice

Alliance Capital Management L.P., the Alliance Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-----------------------------------------------------------------

00250.0157 #511154v3

(LOGO)              ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 1, 2004

-----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 1, 2004, for the AllianceBernstein Global Small Cap Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2004 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

Description of the Fund......................................
Management of the Fund.......................................
Expenses of the Fund.........................................
Purchase of Shares...........................................
Redemption and Repurchase of Shares..........................
Shareholder Services.........................................
Net Asset Value..............................................
Dividends, Distributions and Taxes...........................
Portfolio Transactions.......................................
General Information..........................................
Financial Statements and Report of Independent
  Registered Public Accounting Firm..........................
Appendix A: Statement of Policies and Procedures
  for Voting Proxies.........................................A-1

--------
SM:  This is a service mark used under license from the owner.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

          The Fund is a diversified, open-end investment company.
The Fund is diversified and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not change this policy without a shareholder vote. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

          The investment objective of the Fund is to seek long-term growth of capital through investment in a global portfolio of the equity securities (i.e., common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks) of selected companies with relatively small market capitalization. Current income is not a consideration.

How The Fund Pursues Its Objective
----------------------------------

          The Fund will select its portfolio investments primarily from among companies whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

          Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of such smaller capitalization issuers. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. These issuers will be located in at least three countries, one of which may be the U.S. Up to 20% of the Fund's net assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. Equity securities in which the Fund invests may be listed on a U.S. or foreign exchange or traded over the counter.

          Special Investment Considerations. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. Transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

          The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more such countries, one of which may be the U.S. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. While there may not be securities sales registration requirements comparable to those under U.S. laws or laws imposing legal restrictions on resales of securities in many of the countries in which the Fund may invest, there may be contractual restrictions on resale of securities.

          The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Generally, warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants can be a speculative investment and may be considered more speculative than certain other types of investments in that they neither entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are generally traded on one or more stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. In addition to purchasing corporate securities of non-U.S. issuers in overseas markets, the Fund may invest in American Depository Receipts, European Depository Receipts or other securities representing securities of companies based in countries other than the United States.

          For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, the Fund will be able to invest without limit in large capitalization companies or reduce its position in equity securities and increase its position in debt securities, which may include short-term U.S. Government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness (including commercial paper), cash equivalents and fixed income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments.

Additional Investment Practices and Policies
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

          Options. In seeking to attain capital growth, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing listed put options, including put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

          Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

          It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The Fund will also not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

          In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

          If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

          Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Restricted Securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

          Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value ("NAV") of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

          Although certain risks are involved in forward, futures and options transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions.

          Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency exchange contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward currency exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency.

          The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place, to the extent required by applicable law, liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the assets placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. The Fund will not commit more than 50% of the value of its assets to position hedging contracts.

          Forward currency exchange contracts reduce the potential gain from a positive change in the relationship between U.S. dollar and other currencies. The Fund will not enter into a forward currency exchange contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns; (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency; and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

          Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

          Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, and the fact that some futures markets have daily price movements limits. There are similar risks inherent in the use of options on foreign currencies.

          Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

          The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

          Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

          While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

          ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

          Certain Fundamental Investment Policies. The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

          The Fund may not:

          (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          (ii) invest 25% or more of the value of its total assets in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "Commission") permits their exclusion;

         (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

          (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

         (vi) invest in companies for the purpose of exercising control;

        (vii) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

        (viii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts);

         (ix) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

           (x) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

          (xi) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in mineral leases nor may the Fund invest in real estate limited partnerships. Also, under the 1940 Act, the Fund may not invest in senior securities except as permitted by the 1940 Act or otherwise permitted by the Fund's fundamental policies.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under a management agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2004, totaling approximately $481 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.



          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.5% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of March 31, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 57.3% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.4% in Alliance. As of March 31, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.


          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          Under the Management Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

          The Adviser is, under the Management Agreement, responsible for certain expenses incurred by the Fund, including, for example, the costs of clerical and accounting assistance to the Directors and expenses of office rental. The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses.

          As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $104,500 in respect of such services during the fiscal year of the Fund ended July 31, 2004.


          For the services rendered by the Adviser under the Management Agreement, the Fund paid a monthly fee to the Adviser at the annual rate of 1.00% of the average daily net assets of the Fund during the month. Effective as of January 1, 2004, the Adviser waived a portion of its management fee. The management fee waiver reduced the management fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Management Agreement to reduce the contractual management fee to these amounts. For the fiscal years ended in 2002, 2003 and 2004 the Adviser received from the Fund, management fees of $965,008, $628,151 and $644,158 (net of $111,935, which was waived by the Adviser due to the agreement with the New York Attorney General), respectively.


          The Management Agreement became effective on July 22, 1992. The Management Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Management Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Management Agreement.


          The Management Agreement must be approved each year either by (a) a majority vote of the Board of Directors of the Fund or (b) a majority vote of the outstanding voting securities of the Fund, and, in either case, by majority vote of the Directors who are neither parties to the Management Agreement nor "interested persons" of any such party (as defined by the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. Any changes in the terms of the Management Agreement must be approved by the shareholders. Most recently, continuance of the Management Agreement for an additional annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who were not parties to the Management Agreement or "interested persons" of any such party, at a meeting called for that purpose on June 15-17, 2004.

          The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser or by the Adviser on any January 1 on 60 days written notice to the Fund. The term "majority of the Fund's outstanding voting securities" as used above means (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc.,* AllianceBernstein Global Health Care Fund, Inc.,* AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc.,* AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc.,* AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


--------
*Prior to December 15, 2004, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Technology Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. will continue to be known as AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein Technology Fund, Inc. and AllianceBernstein Premier Growth Fund, Inc., respectively.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                            PRINCIPAL             PORTFOLIOS IN  OTHER
NAME, ADDRESS,              OCCUPATION(S)         FUND COMPLEX   DIRECTORSHIPS
AGE OF DIRECTOR             DURING                OVERSEEN BY    HELD BY
(YEARS OF SERVICE*)         PAST 5 YEARS          DIRECTOR       DIRECTOR
-------------------         ------------          --------       --------

INTERESTED DIRECTOR

Marc O. Mayer,** 47,        Executive Vice        66             None
1345 Avenue of the          President of ACMC
Americas,                   since 2001; prior
New York, NY  10105         thereto, Chief
(Elected on November 18,    Executive Officer of
2003)                       Sanford C. Bernstein
                            & Co., LLC ("SCB &
                            Co.") and its
                            predecessor since
                            prior to 1999.

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#+    Investment adviser    113            None
72,                         and an independent
2 Sound View Drive,         consultant. He was
Suite 100,                  formerly Senior
Greenwich, CT 06830 (12)    Manager of Barrett
                            Associates, Inc., a
                            registered
                            investment adviser,
                            with which he had
                            been associated
                            since prior to 1999.
                            He was formerly
                            Deputy Comptroller
                            and Chief Investment
                            Officer of the State
                            of New York and,
                            prior thereto, Chief
                            Investment Officer
                            of the New York Bank
                            for Savings.

Ruth Block,***#+ 73,        Formerly Executive    94             None
500 S.E. Mizner Blvd.,      Vice President and
Boca Raton, FL 33432 (12)   Chief Insurance
                            Officer of The
                            Equitable Life
                            Assurance Society of
                            the United States;
                            Chairman and Chief
                            Executive Officer of
                            Evlico; Director of
                            Avon, BP (oil and
                            gas), Ecolab
                            Incorporated
                            (specialty
                            chemicals), Tandem
                            Financial Group and
                            Donaldson, Lufkin &
                            Jenrette Securities
                            Corporation; former
                            Governor at Large,
                            National Association
                            of Securities
                            Dealers, Inc.

David H. Dievler,#+ 75,     Independent           98             None
P.O. Box 167,               consultant. Until
Spring Lake, NJ 07762 (23)  December 1994 he was
                            Senior Vice
                            President of ACMC
                            responsible for
                            mutual fund
                            administration.
                            Prior to joining
                            ACMC in 1984 he was
                            Chief Financial
                            Officer of Eberstadt
                            Asset Management
                            since 1968. Prior to
                            that he was a Senior
                            Manager at Price
                            Waterhouse & Co.
                            Member of American
                            Institute of
                            Certified Public
                            Accountants since
                            1953.

John H. Dobkin,#+ 62,       Consultant. Formerly  96             None
P.O. Box 12,                President of Save
Annandale, NY 12504 (10)    Venice, Inc.
                            (preservation
                            organization) from
                            2001 - 2002, Senior
                            Advisor from June
                            1999 - June 2000 and
                            President of
                            Historic Hudson
                            Valley (historic
                            preservation) from
                            December 1989 - May
                            1999. Previously,
                            Director of the
                            National Academy of
                            Design and during
                            1988-1992, Director
                            and Chairman of the
                            Audit Committee of
                            ACMC.

Donald J. Robinson,#+ 70,   Senior Counsel to     95             None
98 Hell's Peak Road,        the law firm of
Weston, VT 05161 (6)        Orrick, Herrington &
                            Sutcliffe LLP since
                            prior to 1999.
                            Formerly a senior
                            partner and a member
                            of the Executive
                            Committee of that
                            firm. He was also a
                            member and Chairman
                            of the Municipal
                            Securities
                            Rulemaking Board and
                            a Trustee of the
                            Museum of the City
                            of New York.

--------
*    There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block is currently a disinterested director. Prior to October 21, 2004 Ms. Block owned 116 American Depository Shares of AXA , which is a controlling person of the Fund's Adviser, with a valuation as of December 31, 2003 of $2,396 (constituting less than 0.01% of the American Depository Shares). Ms. Block received these shares over ten years ago as a result of the demutualization of The Equitable Life Assurance Society of the United States. During the time Ms. Block owned these shares, she was an "interested person" of the Adviser under the 1940 Act and would not have been a "disinterested director."

#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met once during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.


          The Nominating Committee has a charter and, pursuant to the charter, the Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating Committee or the Board to be reasonably calculated to inform shareholders.


          Shareholders submitting a candidate for consideration by the Nominating Committee must provide the following information to the Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.


          The Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


          The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Fund's Management Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Management Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Management Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Management Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                                               AGGREGATE DOLLAR
                           DOLLAR RANGE        RANGE OF EQUITY
                           OF EQUITY           SECURITIES IN THE
                           SECURITIES IN       ALLIANCEBERNSTEIN
                           THE FUND AS OF      FUND COMPLEX AS OF
                           DECEMBER 31, 2003   DECEMBER 21, 2003
                           -----------------   -----------------

Marc O. Mayer              None                Over $100,000
Ruth Block                 None                Over $100,000
David H. Dievler           $10,000-$50,000     Over $100,000
John H. Dobkin             None                Over $100,000
William H. Foulk, Jr.      None                Over $100,000
Donald J. Robinson         None                Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*           POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (AGE)                    WITH FUND               DURING PAST 5 YEARS
---------                    ---------               -------------------

Marc O. Mayer, (47)          President               See biography above.

Philip L. Kirstein, (59)     Senior Vice President   Senior Vice President
                             and Independent         and Independent
                             Compliance Officer      Compliance Officer -
                                                     Mutual Funds of
                                                     ACMC,** with which he
                                                     has been associated
                                                     since October 2004.
                                                     Prior thereto, he was
                                                     Counsel of
                                                     Kirkpatrick &
                                                     Lockhart, LLP from
                                                     2003 to October 2004,
                                                     and General Counsel
                                                     and First Vice
                                                     President of Merrill
                                                     Lynch Investment
                                                     Managers since prior
                                                     to 1999.

Bruce K. Aronow, (38)        Vice President          Senior Vice President
                                                     of ACMC** since prior
                                                     to 1999.

Edward D. Baker, III, (53)   Vice President          Senior Vice President
                                                     and Chief Investment
                                                     Officer - Emerging
                                                     Markets of ACMC, with
                                                     which he has been
                                                     associated since
                                                     prior to 1999.

Thomas J. Bardong, (59)      Vice President          Senior Vice President
                                                     of ACMC,** with which
                                                     he has been
                                                     associated since
                                                     prior to 1999.

Michael Levy, (34)           Vice President          Vice President of
                                                     ACMC,** with which he
                                                     has been associated
                                                     since 1999.

Mark R. Manley, (42)         Secretary               Senior Vice
                                                     President, Deputy
                                                     General Counsel and
                                                     Chief Compliance
                                                     Officer of ACMC,**
                                                     with which he has
                                                     been associated since
                                                     prior to 1999.

Mark D. Gersten, (54)        Treasurer and Chief     Senior Vice President
                             Financial Officer       of AGIS** and Vice
                                                     President of
                                                     AllianceBernstein
                                                     Investment Research
                                                     and Management, Inc.
                                                     ("ABIRM"), ** with
                                                     which he has been
                                                     associated since
                                                     prior to 1999.

Vincent S. Noto, (39)        Controller              Vice President of
                                                     AGIS,** with which he
                                                     has been associated
                                                     since prior to 1999.

Andrew L. Gangolf, (50)      Assistant Secretary     Senior Vice President
                                                     and Assistant General
                                                     Counsel of ABIRM,**
                                                     with which he has
                                                     been associated since
                                                     prior to 1999.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 2004, the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                       Total        Total
                                                       Number of    Number of
                                                       Investment   Investment
                                                       Companies    Portfolios
                                                       in the       within the
                                                       Alliance-    Alliance-
                                                       Bernstein    Bernstein
                                                       Fund         Fund
                                       Total           Complex,     Complex,
                                       Compensation    Including    Including
                                       From the        the Fund,    the Fund,
                                       Alliance-       as to        as to
                                       Bernstein       which the    which the
                        Aggregate      Fund Complex,   Director is  Director is
Name of Director        Compensation   Including       a Director   a Director
of the Fund             From the Fund  the Fund        or Trustee   or Trustee
-----------             -------------  --------        ----------   ----------

Marc O. Mayer           $0             $0                    38          66
Ruth Block              $3,111         $205,550              43          94
David H. Dievler        $3,096         $264,400              45          98
John H. Dobkin          $3,102         $234,550              43          96
William H. Foulk, Jr.   $4,401         $248,650              49          113
Donald J. Robinson      $3,107         $205,347              41          95


          As of October 8, 2004, the Directors and officers of the Fund as a group owned 4.86% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of the Fund.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2004, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $155,510, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the year and the Adviser made payments from its own resources, as described above, aggregating $370,166. Of the $525,676 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $2,451 was spent on advertising, $3,660 on printing and mailing of prospectuses for persons other than current shareholders, $337,214 for compensation to broker-dealers and other financial intermediaries (including $172,239 to the Fund's Principal Underwriter), $9,472 for compensation to sales personnel and $172,879 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended July 31, 2004, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $183,018, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the year and the Adviser made payments from its own resources, as described above, aggregating $0. Of the $183,018 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $426 was spent on advertising, $824 on printing and mailing of prospectuses for persons other than current shareholders, $113,285 for compensation to broker-dealers and other financial intermediaries (including $37,027 to the Fund's Principal Underwriter), $3,541 for compensation to sales personnel, $37,562 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $18,898 was spent on Class B share financing and $8,482 was used to offset the distribution service fee paid in prior years.


          During the Fund's fiscal year ended July 31, 2004, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $51,053 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the year and the Adviser made payments from its own resources, as described above, aggregating $106,694. Of the $157,747 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $538 was spent on advertising, $817 on printing and mailing of prospectuses for persons other than current shareholders, $111,371 for compensation to broker-dealers and other financial intermediaries (including $43,860 to the Fund's Principal Underwriter), $2,054 for compensation to sales personnel, $42,864 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $103 was spent on Class C share financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of the end of the Fund's fiscal year ended July 31, 2004, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $3,865,512 (23.94% of the net assets of Class B) and $1,228,920 (23.38% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any agreement related thereto. Most recently, the Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on June 15-17, 2004.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSC. During the fiscal year ended in 2004, the Fund paid AGIS $331,955 for transfer agency services.


          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


          Many Fund shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Fund's Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares"), in each case as described below. All of the classes of shares of the Fund, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.


          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.


          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.


          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sales of its shares, shareholders will not be able to acquire its shares, including through an exchange.


          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2004, July 31, 2003 and July 31, 2002, the aggregate amount of underwriting commissions paid with respect to shares of the Fund were $40,536, $47,014 and $61,668, respectively. Of that amount, the Principal Underwriter, received $1,758, $2,071 and $12,196, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers or agents (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2004, 2003 and 2002, the Principal Underwriter received CDSCs of $2,064, $3,233 and $727, respectively, on Class A shares, $23,811, $24,149 and $45,475, respectively, on Class B shares, and $1,858, $233 and $920, respectively, on Class C shares.


          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                               Sales Charge
                               ------------

                                                          Discount or
                                                          Commission to
                                            As % of the   Dealers or
                               As % of      Public        Agents of up to
                               Net Amount   Offering      % of Offering
Amount of Purchase             Invested     Price         Price
------------------             --------     -----         -----

Up to
   $100,000.................   4.44%        4.25%         4.00%

$100,000
   up to $250,000...........   3.36         3.25          3.00

$250,000
   up to $500,000...........   2.30         2.25          2.00

$500,000
   up to $1,000,000*........   1.78         1.75          1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."


          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "--Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under " --Conversion Feature" and "--Conversion of Advisor Class shares to Class A shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its
Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:


          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein
               Institutional Management division;


          (ii) present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


         (iii) officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;


          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.



          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CSCS so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.



          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).


          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                             Contingent Deferred Sales Charge for
                               the Fund as a % of Dollar Amount
     Years Since Purchase              Subject to Charge
     --------------------              -----------------

     First                                4.0%
     Second                               3.0%
     Third                                2.0%
     Fourth                               1.0%
     Fifth and thereafter                 None


          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or
(vii) for permitted exchanges of shares.


          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C.


          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares shall not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class Shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.


          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc.* AllianceBernstein Global Health Care Fund, Inc.* AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.*
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.*
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio


--------
*Prior to December 15, 2004, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Technology Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. will continue to be known as AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein Technology Fund, Inc. and AllianceBernstein Premier Growth Fund, Inc., respectively.

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other
               AllianceBernstein Mutual Fund held by the investor; and


         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.


          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).


          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.


          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------


          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.


          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:


     o    upfront sales commissions


     o    12b-1 fees


     o    additional distribution support


     o    defrayal of costs for educational seminars and training


     o payments related to providing shareholder record-keeping and/or transfer agency services


          Please read the Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2004, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20 million. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in the Prospectus.


          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.


          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


     A.G. Edwards
     AIG SunAmerica
     American Express Financial
     Advisors AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     ING Advisors Network
     Legg Mason
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     National Financial
     NPH Holdings
     Oppenheimer
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     UBS Financial
     Wachovia Securities
     Wells Fargo
     WM Financial


          Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.


          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder who has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's NAV.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllilanceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.



          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.


          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets), provided that both the Fund and the shareholder satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro rata shares of foreign taxes paid by the Fund;
(ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund, or other investment companies managed by the Adviser as a factor in the selection of brokers to effect portfolio transactions.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the 1934 Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

          The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


          During the Fund's fiscal years ended July 31, 2004, 2003 and 2002, the Fund incurred brokerage commissions amounting in the aggregate to $251,534, $274,941 and $299,247, respectively. During the fiscal years ended July 31, 2004, 2003 and 2002, brokerage commissions amounting in the aggregate to $0, $115 and $660, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2004, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2004, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal year ended July 31, 2004, transactions in portfolio securities of the Fund aggregated $149,901,125. Brokerage commissions of approximately $111,584 were allocated to persons or firms supplying research services to the Fund or the Adviser.


Disclosure of Portfolio Holdings
--------------------------------


          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) ISS for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

          The Fund was organized as a corporation in Maryland in 1966. The name of the Fund was changed from "Alliance Global
Small Cap Fund, Inc." to "AllianceBernstein Global Small Cap
Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


                At the close of business on October 8, 2004 there were 6,013,460 Class A shares, 2,143,290 Class B shares, 758,598 Class C shares and 32,375 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 8, 2004:

                                     No. of Shares
Name and Address                     of Class        % of Class
----------------                     --------        ----------

Class B
-------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY  10001-2402             215,980         10.08%

MLPF&S
For the Sole Benefit of
Its Customers
Attn: Fund Administration (976X2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484          210,165         9.81%

Class C
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97BG0)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484          102,603         14.08%

Advisor Class
-------------

Borue O. Brien Pass
765 Baywood Drive,
Suite 131
Petaluma, CA 94954-5507              3,729           11.52%

Mark J. Dunbar
5608 Pecan Spring CT.
Dallas, TX 75252-2670                5,217           16.11%

Elizabeth M. Smith-Malik
710 Park Ave
New York, NY 10021-4944              2,399           7.41%

Merrill Lynch Pierce Fenner &
  Smith
For the sole Benefit of
its Customers
Attn. Fund Admin. (97LP2)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6486         5,286           16.33%

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------


          Ernst & Young LLP, 5 Times Square, New York, New York,
10036, has been appointed as the independent registered public accounting firm for the Fund.

Custodian
---------

          State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts 02110 ("State Street"), will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or other financial adviser or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

          FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM

-----------------------------------------------------------------

          The financial statements of the Fund for the year ended July 31, 2004 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on October 12, 2004. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:
               Statement of Policies and Procedures
                        for Voting Proxies

-----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


00250.0157 #517437

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Articles of Restatement of Articles of Incorporation of the Registrant dated September 24, 1990 and filed September 27, 1990 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 30, 1991 and filed May 2, 1991 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Articles of Amendment of the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(c) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(d) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (6) Articles Supplementary to the Articles of Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (7) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 75 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 2003.


     (b)  Amended and Restated By-Laws - Filed herewith.

     (c)  Not applicable.

     (d) (1) Management Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2 25364 and 811 01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (2)  Form of Amended and Restated Management Agreement
               - Filed herewith.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6 (a) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed October 31, 1997.

          (2) Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 - Incorporated by reference to
               Exhibit 6 to Post-Effective Amendment No. 65 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 1, 1996.

          (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 2002.

          (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 2002.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (2) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 23, 1989 - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No.66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

     (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j)  Consent of Independent Registered Public Accounting
          Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n)  Amended and Restated Rule 18f-3 Plan - Filed herewith.


     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2001.

     Other Exhibits:

          Powers of Attorney for: Ruth Block, David H. Dievler,
          John H. Dobkin, William H. Foulk, Jr., Marc O. Mayer and Donald J. Robinson - Filed herewith.

ITEM 24. Persons Controlled by or Under Common Control with the Fund.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors, officers and employees to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 23 and Article X of the Registrant's By-Laws filed as Exhibit (b) in response to Item 23 all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation and Article X of the Registrant's By-Laws, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

               (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

               (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding;
          and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

               (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

               (i) For a proceeding brought to enforce
          indemnification under this section; or

               (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

               (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d) Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
          (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

               (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

               (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
          and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

               (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

               (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

               (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          Article NINTH of the Registrant's Articles of
          Incorporation reads as follows:

               "(a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

               (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               (d) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

          ARTICLE X of the Registrant's By-Laws reads as follows:

               "The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article X shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article X shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article X the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors and officers only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors and officers, in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal
                 Portfolio*
               AllianceBernstein Intermediate Diversified Municipal
                 Portfolio*
               AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
               AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
               AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio* AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

--------
*  This is a retail Portfolio of the Sanford C. Bernstein Fund, Inc.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                                POSITIONS AND                 POSITIONS AND
                                OFFICES WITH                  OFFICES WITH
NAME                            UNDERWRITER                   REGISTRANT
----                            -----------                   ----------

Directors
---------

Marc O. Mayer                   Chairman of the Board and
                                Director

Mark R. Manley                  Director

Officers
--------

Marc O. Mayer                   Chairman of the Board         President and
                                                              Chief Executive
                                                              Officer

Ranjani Nagaswami               Vice Chairman

Frederic L. Bloch               Executive Vice President

Richard A. Davies               Executive Vice President
                                and Managing Director

Kurt H. Schoknecht              Executive Vice President

Andrew L. Gangolf               Senior Vice President and     Assistant
                                Assistant General Counsel     Secretary

Emilie O. Wrapp                 Senior Vice President and
                                Assistant General Counsel

Daniel A. Notto                 Senior Vice President,
                                Counsel and Assistant
                                Secretary

Frank Speno                     Executive Vice President

Audie G. Apple                  Senior Vice President

Coline C. Aymond                Senior Vice President

Adam J. Beaudry                 Senior Vice President

Matthew F. Beaudry              Senior Vice President

Amy I. Belew                    Senior Vice President

Susan H. Burton                 Senior Vice President

Russell R. Corby                Senior Vice President

John W. Cronin                  Senior Vice President

John C. Endahl                  Senior Vice President

John Edward English             Senior Vice President

Donald N. Fritts                Senior Vice President

John A. Gagliano                Senior Vice President

Bradley F. Hanson               Senior Vice President

Scott Hutton                    Senior Vice President

Geoffrey L. Hyde                Senior Vice President

Robert H. Joseph, Jr.           Senior Vice President

Victor Kopelakis                Senior Vice President

Joseph R. LaSpina               Senior Vice President

Henry Michael Lesmeister        Senior Vice President

James F. Lyons                  Senior Vice President

Susan L. Matteson-King          Senior Vice President

Daniel D. McGinley              Senior Vice President

Thomas F. Monnerat              Senior Vice President

Joanna D. Murray                Senior Vice President

Jeffry A. Nye                   Senior Vice President

Peter J. O'Brien                Senior Vice President

John J. O'Connor                Senior Vice President

Danielle Pagano                 Senior Vice President

Catherine N. Peterson           Senior Vice President

Mark A. Pletts                  Senior Vice President

Robert E. Powers                Senior Vice President

Stephen C. Scanlon              Senior Vice President

John P. Schmidt                 Senior Vice President

Raymond S. Sclafani             Senior Vice President

Eileen B. Sebold                Senior Vice President

Gregory K. Shannahan            Senior Vice President

Richard J. Sidell               Senior Vice President

Scott C. Sipple                 Senior Vice President

Peter J. Szabo                  Senior Vice President

Joseph T. Tocyloski             Senior Vice President

David R. Turnbough              Senior Vice President

Craig E. Welch                  Senior Vice President

Keith A. Yoho                   Senior Vice President

Mark D. Gersten                 Vice President and            Treasurer and
                                Treasurer                     Chief Financial
                                                              Officer

Patrick E. Ryan                 Vice President and
                                Chief Financial Officer

Margaret M. Bagley              Vice President

Peter J. Barber                 Vice President

Kenneth F. Barkoff              Vice President

Troy E. Barton                  Vice President

Laura J. Beedy                  Vice President

David A. Bedrick                Vice President

Andrew Berger                   Vice President

Joseph J. Bertini               Vice President and
                                Counsel

Gregory P. Best                 Vice President

John C. Bianchi                 Vice President

Michael J. Bodnar               Vice President

Robert F. Brendli               Vice President

Alan T. Brum                    Vice President

Brian Buehring                  Vice President

Thomas F. Callahan              Vice President

Kevin T. Cannon                 Vice President

Michael F. Connell              Vice President

Jean A. Coomber                 Vice President

Dwight P. Cornell               Vice President

Michael R. Crimmins             Vice President

Robert J. Cruz                  Vice President

Brett E. Dearing                Vice President

Jennifer M. DeLong              Vice President

Daniel J. Deckman               Vice President

Sherry V. Delaney               Vice President

Janet B. DiBrita                Vice President

Joseph T. Dominguez             Vice President

William J. Dorough              Vice President

Adam E. Engelhardt              Vice President

Michele C. Eschert Johnson      Vice President

John J. Fennessy                Vice President

Joao P. Flor                    Vice President

Eric W. Frasier                 Vice President

Mark A. Gessner                 Vice President

Thomas R. Graffeo               Vice President

Tiffini J. Haley                Vice President

Alan Halfenger                  Vice President

Michael S. Hart                 Vice President

George R. Hrabovsky             Vice President

David A. Hunt                   Vice President

Dinah J. Huntoon                Vice President

Anthony D. Ialeggio             Vice President

Theresa Iosca                   Vice President

Oscar J. Isoba                  Vice President

Kumar Jagdeo II                 Vice President

Danielle M. Klaskow             Vice President

Robert I. Kurzweil              Vice President

James D. Lathrop                Vice President

Eric L. Levinson                Vice President

Laurel E. Lindner               Vice President

James M. Liptrot                Vice President

Armando C. Llanes               Vice President

James P. Luisi                  Vice President

Silvia Manz                     Vice President

Kathryn Austin Masters          Vice President

David W. Monroe                 Vice President

Paul S. Moyer                   Vice President

Doris T. Ciliberti Muller       Vice President

John F. Multhauf                Vice President

Michael F. Nash, Jr.            Vice President

Jamie A. Nieradka               Vice President

David L. Nitz                   Vice President

Nicole Nolan-Koester            Vice President

Timothy J. O'Connell            Vice President

Albert Orokos                   Vice President

David D. Paich                  Vice President

Todd P. Patton                  Vice President

James J. Posch                  Vice President

Carol H. Rappa                  Vice President

Bruce W. Reitz                  Vice President

James A. Rie                    Vice President

Miguel A. Rozensztroch          Vice President

Matthew J. Scarlata             Vice President

Stuart L. Shaw                  Vice President

Karen Sirett                    Vice President

Rayandra E. Slonina             Vice President

Bryant B. Smith                 Vice President

Elizabeth M. Smith              Vice President

Jeffrey C. Smith                Vice President

Eileen Stauber                  Vice President

Elizabeth K. Tramo              Vice President

Benjamin H. Travers             Vice President

James R. Van Deventer           Vice President

Marie R. Vogel                  Vice President

Wayne W. Wagner                 Vice President

William K. Weese                Vice President

Mark E. Westmoreland            Vice President

Paul C. Wharf                   Vice President

Scott Whitehouse                Vice President

Peter H. Whitlock               Vice President

Matthew Witschel                Vice President

Omar J. Aridi                   Assistant Vice
                                President

Joseph D. Asselta               Assistant Vice
                                President

Jire J. Baran                   Assistant Vice
                                President

Gian D. Bernardi                Assistant Vice
                                President

Susan J. Bieber                 Assistant Vice
                                President

Heath A. Black                  Assistant Vice
                                President

Richard A. Brink                Assistant Vice
                                President

Mark S. Burns                   Assistant Vice
                                President

Alice L. Chan                   Assistant Vice
                                President

Judith A. Chin                  Assistant Vice
                                President

David Chung                     Assistant Vice
                                President

Lynne K. Civita                 Assistant Vice
                                President

Kenneth J. Connors              Assistant Vice
                                President

Michael C. Conrath              Assistant Vice
                                President

Shawn Conroy                    Assistant Vice
                                President

Robert A. Craft                 Assistant Vice
                                President

Stephen J. Dedyo                Assistant Vice
                                President

Mark DiFilippo                  Assistant Vice
                                President

Ralph A. DiMeglio               Assistant Vice
                                President

Bernard J. Eng                  Assistant Vice
                                President

Michael J. Eustic               Assistant Vice
                                President

Efrain Fernandez                Assistant Vice
                                President

Robert A. Fiorentino            Assistant Vice
                                President

Michael F. Greco                Assistant Vice
                                President

Kelly P. Guter                  Assistant Vice
                                President

Junko Hisamatsu                 Assistant Vice
                                President

Luis Martin Hoyos               Assistant Vice
                                President

Arthur F. Hoyt, Jr.             Assistant Vice
                                President

Dwayne A. Javier                Assistant Vice
                                President

Elizabeth E. Keefe              Assistant Vice
                                President

Edward W. Kelly                 Assistant Vice
                                President

Thomas J. Khoury                Assistant Vice
                                President

Jung M. Kim                     Assistant Vice
                                President

Junko Kimura                    Assistant Vice
                                President

Ted R. Kosinski                 Assistant Vice
                                President

Stephen J. Laffey               Assistant Vice
                                President

Gary M. Lang                    Assistant Vice
                                President

Christopher J. Larkin           Assistant Vice
                                President

Evamarie C. Lombardo            Assistant Vice
                                President

Andrew J. Magnus                Assistant Vice
                                President

Christopher J. Markos           Assistant Vice
                                President

Osama Mari                      Assistant Vice
                                President

Daniel McGouran                 Assistant Vice
                                President

Christine M. McQuinlan          Assistant Vice
                                President

Steven M. Miller                Assistant Vice
                                President

Christina A. Morse              Assistant Vice
                                President

Troy E. Mosconi                 Assistant Vice
                                President

Alex E. Pady                    Assistant Vice
                                President

Wandra M. Perry-Hartsfield      Assistant Vice
                                President

Matthew V. Peterson             Assistant Vice
                                President

Irfan A. Raja                   Assistant Vice
                                President

Rizwan A. Raja                  Assistant Vice
                                President

David J. Riley                  Assistant Vice
                                President

Peter V. Romeo                  Assistant Vice
                                President

Jessica M. Rozman               Assistant Vice
                                President

Orlando Soler                   Assistant Vice
                                President

Nancy D. Testa                  Assistant Vice
                                President

Richard L. Tocyloski            Assistant Vice
                                President

Kari-Anna Towle                 Assistant Vice
                                President

Kayoko Umino                    Assistant Vice
                                President

Elsia M. Vasquez                Assistant Vice
                                President

Nina C. Wilkinson               Assistant Vice
                                President

Joanna Wong                     Assistant Vice
                                President

Eric J. Wright                  Assistant Vice
                                President

Maureen E. Yurcisin             Assistant Vice
                                President

Thomas M. Zottner               Assistant Vice
                                President

Mark R. Manley                  Secretary

Colin T. Burke                  Assistant Secretary

Adam R. Spilka                  Assistant Secretary

     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 29th day of October, 2004.

                  ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.

                                   By:  Marc O. Mayer*
                                        ---------------
                                        Marc O. Mayer
                                        President


     Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                         Title             Date


1) Principal Executive
   Officer

       Marc O. Mayer*             President and     October 29, 2004
                                  Chief Executive
                                  Officer

2) Principal Financial and
   Accounting Officer

   /s/ Mark D. Gersten            Treasurer         October 29, 2004
   -------------------            and Chief
       Mark D. Gersten            Financial
                                  Officer


3) All of the Directors

    Ruth Block*
    David H. Dievler*
    John H. Dobkin*
    William H. Foulk, Jr.*
    Marc O. Mayer*
    Donald J. Robinson*

*By /s/ Andrew L. Gangolf                           October 29, 2004
    ---------------------
        Andrew L. Gangolf
        (Attorney-in-fact)

                        Index to Exhibits
                        -----------------


Exhibit No.         Description of Exhibits
-----------         -----------------------

(b)                 Amended and Restated By-Laws

(d)(2)              Form of Amended and Restated Management Agreement

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public
                    Accounting Firm

(n)                 Amended and Restated Rule 18f-3 Plan

Other Exhibits:     Powers of Attorney


00250.0157 #512064